UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 2007

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)

            Indiana                     1-5672                  13-5158950
  (State or other jurisdiction       (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)

                     4 West Red Oak Lane
                    White Plains, New York                          10604
                    (Address of principal                        (Zip Code)
                      executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.01         Regulation FD Disclosure

      The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      During his speech at the JP Morgan Basics and Industrial Conference on June 12, 2007, George Minnich, ITT Corporation's Chief Financial Officer, will provide an update on the current state of the Company's businesses, including a reorganization of the Company's Fluid Technology group designed to more effectively leverage sales and distribution channels. Under this new structure most of the Advanced Water Treatment business has been combined with the Company's global wastewater operations. The change is not expected to impact the Company's current 2007 financial forecast. A copy of the press release regarding this presentation is attached and incorporated by reference herein as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits

99.1     Press release issued June 11, 2007 by ITT Corporation

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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ITT CORPORATION

                                          By:
                                                  ------------------------------
                                                     Kathleen S. Stolar

                                           Its:   Vice President, Secretary
                                                  and Associate General Counsel

Date: June 11, 2007


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